Vanguard Admiral Funds®

Supplement Dated March 25, 2026, to the Statement of Additional Information Dated December 19, 2025
In the Portfolio Transactions section, the information in the broker-dealer table is replaced in its entirety with the table below. The table shows the securities of regular brokers or dealers, (or their parent companies) as defined under applicable federal securities regulations, that each Fund held during the fiscal year ended August 31, 2025. The aggregate value of those holdings is as of August 31, 2025.

Vanguard Fund	Regular Broker or Dealer (or Parent)	Aggregate Holdings
Vanguard S&P 500 Growth Index Fund	J.P. Morgan Securities LLC	$315,300,000
	Morgan Stanley & Co. LLC	55,252,000
Vanguard S&P 500 Value Index Fund	BofA Securities, Inc.	76,296,000
	Citigroup, Inc.	41,390,000
	Goldman Sachs & Co. LLC	52,472,000
	J.P. Morgan Securities LLC	82,647,000
	Morgan Stanley & Co. LLC	23,447,000
Vanguard S&P Mid-Cap 400 Growth Index Fund	—	—
Vanguard S&P Mid-Cap 400 Index Fund	Jefferies LLC	15,647,000
Vanguard S&P Mid-Cap 400 Value Index Fund	Jefferies LLC	3,956,000
Vanguard S&P Small-Cap 600 Growth Index Fund	Virtu Americas LLC	4,031,000
Vanguard S&P Small-Cap 600 Index Fund	Virtu Americas LLC	11,089,000
Vanguard S&P Small-Cap 600 Value Index Fund	Virtu Americas LLC	—
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SAI 3340A 032026